THE OBERWEIS FUNDS

(The “Trust”)

Oberweis Micro-Cap Fund
Oberweis Small-Cap Opportunities Fund
Oberweis Global Opportunities Fund

SUPPLEMENT DATED FEBRUARY 14, 2024
TO THE PROSPECTUS AND SUMMARY PROSPECTUS
DATED MAY 1, 2023

IMPORTANT NOTICE

The Board of Trustees of the Trust has determined to discontinue the deduction of a 1.00% redemption fee (the “Redemption Fee”) for shareholders of the Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund and Oberweis Global Opportunities Funds (the “Relevant Funds”) who sell their shares within 90 days of purchase.

Effective immediately, all references to the Redemption Fee on page 1 of the Summary Prospectus for the Relevant Funds and pages 1, 8 and 13 of the Prospectus are hereby removed.

Effective immediately, the second full paragraph on page 57 in the “How to Redeem Shares” section of the Prospectus will be replaced with the following:

The Funds are designed for long-term investors. To discourage market timers and short-term and excessive trading, redemptions of shares of a Fund within 90 days of purchase will be subject to a 2.00% redemption fee (except shares of the Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund and Oberweis Global Opportunities Funds, which are not subject to redemption fees) of the total redemption amount. The redemption fee is deducted from the redemption proceeds and is retained by the Fund. The redemption fee also applies to exchanges within 90 days of purchase.

Effective immediately, the first full paragraph on page 60 in the “Short-Term and Excessive Trading” section of the Prospectus will be replaced with the following:

The Funds are intended for long-term investment purposes only and are not intended to provide investors with a means of speculation on short-term market movements or market timing. The Funds will take reasonable steps to seek to prevent short-term and excessive trading. Short-term and excessive trading into and out of a Fund may present risks to other shareholders, disrupt portfolio investment strategies, increase expenses including trading and administrative costs, and negatively impact investment returns for all shareholders and result in dilution in the value of Fund shares held by shareholders, including long-term shareholders who do not generate these costs. These risks may be more pronounced for the Funds since they invest in securities that may be more difficult to value or are susceptible to pricing arbitrage (e.g., micro-cap, small-cap, thinly traded and foreign securities). In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures that seek to deter short-term and excessive trading. As discussed in “How to Redeem Shares,” the Funds impose a 2.00% redemption fee (except shares of the Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund and Oberweis Global Opportunities Funds, which are not subject to redemption fees) on shares redeemed or exchanged within 90 days of purchase. In addition, the Funds reserve the right to reject any purchase request (including exchanges) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund. The Funds also reserve the right to honor certain redemptions, with securities, rather than cash.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call The Oberweis Funds at 1-800-245-7311.